Exhibit 99.2
Dear Fellow Stockholders,
We want to take this opportunity to communicate our expectations as we look toward the future, following the terminated DuPont transaction. We are investing to capture growth opportunities that are happening now, and our key market drivers are gaining momentum. The relationships we have with our customers are deep and fruitful and our innovations continue to reflect the most exciting breakthroughs in material science. While we are continuing to sharpen our operational focus and manage through the same macroeconomic challenges and uncertainties that all global companies are facing, we are starting this next chapter with a strong foundation and exciting prospects for future growth.
Throughout Rogers’ 190-year heritage we have been a leader in advanced materials-based solutions that enable our customers to solve difficult challenges and achieve growth. These solutions have evolved over the years, and today we are a global provider of engineered materials used in electric and hybrid electric vehicles (EV/HEV), advanced driver assistance systems (ADAS), clean energy systems, 5G smartphones and other advanced industrial technologies. Our journey reflects Rogers’ fundamental strengths in innovation and customer collaboration, as well as our ability to take leadership positions in established and fast-growing markets by anticipating and adapting to industry trends.
Like other inflection points in our history, Rogers is focused on taking advantage of this opportunity. Today, our addressable markets are larger than ever, and our extensive product portfolio remains highly compelling to customers across end-markets. We have clear competitive differentiation and strong leadership positions, and are taking strategic actions to improve profitability. We are well positioned to grow revenue, manage through near-term headwinds and deliver sustainable value to shareholders. We’re excited about the path ahead.

Path Forward
We have not wavered in our commitment to implementing our strategic plan, even during the course of the last year. Our whole team is energized to advance our business and prioritizing the following pillars of our strategic plan:
Market Driven: aligning the organization with high-growth markets
Innovation Leadership: leveraging market-driven innovation for new applications
Operational Excellence: driving profitability improvements in a complex macro environment
Strategic M&A: augmenting growth across the business
As we execute on our strategy – investing in high-value growth opportunities to profitably expand the business – we expect to double our annual revenues over the next five years.

High Growth Markets
Our strategic positioning in significant emerging markets will continue to fuel growth as we reap the benefits of our technological innovation and strong partnerships with leading players in the automotive, clean energy, consumer electronics and other industries. We expect these markets to continue to be a key catalyst for our sales growth over the next several years.
We are especially well positioned in the electric vehicle market, which is expected to see a greater than 25% CAGR through 2025 and account for 57% of global auto production in 2026, up from 19% in 2021. We have multiple content opportunities in EV/HEV, including battery cell pads and related solutions, ceramic substrates and power interconnects. These offerings solve some of our customers’ most complex challenges and improve vehicle efficiency and performance. We continue to see robust customer traction across our solutions, driven by design wins with some of the most recognizable names in the industry and emerging EV leaders who are ramping their production volumes. These wins continue to add to our strong market position and helped drive our year-to-date EV/HEV product sales growth 40% over the prior year. We continue to invest aggressively to capitalize on EV/HEV opportunities.

Global automobile production continues to rebound. At the same time, automakers are further enhancing ADAS features, propelled by consumer demand, regulatory requirements and commitments by automakers. These trends, combined with the growing demand for increasing levels of vehicle autonomy, are expected to grow at a low double-digit CAGR over the next five years. Our advanced laminate materials are key enablers of radar sensors that detect objects on the road and are the foundation for autonomous driving systems. Importantly, we continue to build on our current position with new design wins, including those for next-generation automotive radar systems.

We are also investing for the future in other growing markets such as clean energy, portable electronics and defense. We have multiple content opportunities in the attractive clean energy market; the combined solar and wind market is expected to grow at a >10% CAGR over the next five years. For the portable electronics market, sales of 5G smartphones, which have significant content opportunities for Rogers’ elastomeric materials, are expected to grow at a mid-teens CAGR over the next five years. And the longer-term outlook in the defense market continues to be promising as increased funding for advanced radar systems is expected to drive greater demand for Rogers’ high performance circuit materials.

Innovation
Innovation is a key competitive advantage for Rogers and the foundation of our leadership position across markets. Our expertise in material science and ability to work with our customers through integrated engineer-to-engineer relationships enable us to create best-in-class solutions that meet their most critical needs. We have continued to invest strategically in our research and development capabilities to ensure we stay in lockstep with customers as they navigate complex and rapidly changing markets. The results of our investments in innovation are evident in the quality of design wins we’ve received this past year across many parts of our business, including EV battery cell pads, ceramic substrates used in power semiconductor packaging, power interconnects and next-generation ADAS technology. We will continue to leverage our R&D centers around the globe, as well as our partnerships with universities and other research institutions, to further expand our product pipeline in an efficient and cost-effective manner and maintain our competitive differentiation.

Operational Excellence
To improve profitability – a top priority for us – we have implemented a number of strategic actions to sharpen our operational focus and ensure we can successfully manage through this complex and uncertain macroeconomic environment, the largest contributor to the profitability challenges we have faced and are continuing to experience today. Key actions and priorities to improve margins in the coming quarters include:
Manufacturing optimization, including adjusting capacity in certain businesses to reflect current demand levels, optimizing our output and factory footprint, moving manufacturing closer to key end markets.
Driving efficiencies, including making process improvements, implementing new technologies and automation to improve throughput and optimizing equipment efficiency to maximize capacity yield across the network.
Improving supply chain efficiency, including improved sourcing of raw materials, driving logistics savings and becoming vertically integrated where it makes sense.
Taken together, these actions will help us improve visibility and profitability in the near term, while macro conditions remain an ongoing challenge, and return to historic levels of profitability over time as conditions improve.

Strong Balance Sheet and Capital Allocation
While we are managing costs and improving operational excellence, our strong balance sheet enables us to continue investing to capitalize on the exciting market opportunities in front of us, just as we have been for the past several years.
For example, in 2022 we continue to invest in new manufacturing lines for our advanced battery cell pad technologies. When fully ramped in 2023, this will significantly increase our existing PORON® capacity, enabling us to capture the growing demand in the global EV/HEV market.
We have also invested in expanding capacity at existing facilities, including for our ceramic substrate technology, where we are driving productivity and efficiency improvements that will allow us to meet the sharp increase in power semiconductor packaging demand that is expected over the next several years.
Additionally, strategic M&A will remain an important piece of our growth strategy. We will continue to look for opportunities to expand our capabilities and product portfolio through synergistic acquisitions in our key global markets. As an example, in 2021 we completed the acquisition of Silicone Engineering, a leading European manufacturer of silicone material solutions, which expanded our portfolio and silicone footprint in Europe.

The ongoing organic investments, coupled with M&A opportunities, are our priority and will help us maintain our leadership positions, strategically accelerate our topline growth and generate value for shareholders.

Rogers’ Future
In conclusion, we have a clear strategy in place to manage through the macroeconomic headwinds, improve profitability and continue to gain share in attractive and fast-growing markets. By executing on our strategic plan, we expect to double our revenue in the next five years and generate sustainable, long-term value for our shareholders. We plan to host an investor and analyst call in December and an Investor Day in the first half of 2023 to elaborate on our growth prospects, outlook, capital allocation and other aspects of our business. We are excited about the path ahead and look forward to delivering on the opportunity of Rogers in the future.

Regards,
Bruce D. Hoechner
President and CEO

Forward Looking Statements
This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Rogers’ current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K for 2021 and our Quarterly Report on Form 10-Q for the third quarter of 2022. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Rogers does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.
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